SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-9321	23-6858580
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER
367 SOUTH GULPH ROAD
KING OF PRUSSIA, PENNSYLVANIA	19406
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits. 99.1 Universal Health Realty Income Trust Press Release dated July 17, 2003

Item 9.	Regulation FD Disclosure

On July 17, 2003, Universal Health Realty Income Trust made its second quarter earnings release. A copy of the Trust’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

By:	/s/ ALAN B. MILLER
Name:	Alan B. Miller
Title:	Chairman of the Board, Chief Executive Officer and President

By:	/s/ CHARLES F. BOYLE
Name:	Charles F. Boyle
Title:	Vice President, Chief Financial Officer and Controller

Date: July 17, 2003

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release, dated July 17, 2003